OTHER PAYABLES AND ACCRUALS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 USD ($)	Dec. 31, 2025 CNY (¥)	Dec. 31, 2024 CNY (¥)
Financial liabilities
Accrued expenses	$ 111	¥ 777	¥ 1,910
Total accrued expenses	111	777	1,910
Accrued payroll	32	224	189
Transaction deposit of mining right acquisition	10,523	73,620	76,945
Others	21	150	1,437
Accrued payroll	10,576	73,994	78,571
Total	10,687	74,771	80,481
Analyzed into:
Current portion	164	1,151	3,536
Non-current portion	$ 10,523	¥ 73,620	¥ 76,945